                             MMA PRAXIS MUTUAL FUNDS


                        SUPPLEMENT DATED AUGUST 25, 2004
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004

The following information is added after the second paragraph on page 20 of the Statement of Additional Information dated May 1, 2004.

Evergreen Investment Management Company LLC, subadviser to the International Fund ("EIMC" or the "Sub-Adviser"), also serves as the investment adviser to mutual funds within the Evergreen Funds complex. The Evergreen Funds are not affiliated with the MMA Praxis Mutual Funds (the "Trust"). The following information relates to the Sub-Adviser in its role as investment adviser to the Evergreen Funds.

At the Meeting of the Board of Trustees of the Trust on August 16, 2004, the Sub-Adviser informed the Board of Trustees and the Trust's Investment Adviser, Menno Insurance Service, Inc., d\b\a MMA Capital Management (the "Adviser") of the following information:

         On July 28, 2004, the staff of the Securities and Exchange Commission (the "SEC") informed EIMC and certain of its affiliates (collectively "Evergreen") that the SEC staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in one of the Evergreen Funds (not an international or global fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the Evergreen Fund's prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of another Evergreen Fund (not an international or global fund) which he had managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the Evergreen Funds' prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with these activities EIMC made various reimbursements to the affected Funds. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

         Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.